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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 6, 1995, in the Registration Statement (Form S-4) and related Prospectus of Informix Corporation for the registration of 15,000,000 shares of its common stock.

_________/s/ ERNST & YOUNG LLP________
           Ernst & Young LLP

San Jose, California
January 10, 1996